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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003

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                                McGRATH RENTCORP
             (Exact name of registrant as specified in its Charter)


                                   California
                 (State or other jurisdiction of incorporation)

               0-13292                             94-2579843
       (Commission File Number)       (I.R.S. Employee Identification No.)


                 5700 Las Positas Road, Livermore, CA 94551-7800
                    (Address of principal executive offices)


                                 (925) 606-9200
              (Registrant's Telephone Number, Including Area Code)

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Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          (c)   Exhibits.

       Exhibit No.    Description
       -----------    -----------
       99.1           Press Release of McGrath RentCorp, dated October 30, 2003.


     On October 30, 2003, McGrath RentCorp (the "Company") announced via press release the Company's results for its third quarter ended October 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 McGRATH RENTCORP

Dated:  October 30, 2003         By: /s/ Thomas J. Sauer
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                                     Thomas J. Sauer
                                     Vice President and Chief Financial Officer



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